(LOGO)                                        (LOGO)
The First                                     EQUITILINK
Australia                                     MANAGED BY
Prime Income                                  EQUITILINK
Fund, Inc.                                    INTERNATIONAL
------------------------------                MANAGEMENT
                                              LIMITED

Annual Report October 31, 1999

Highlights
- 79% of assets rated A or better.
- 12.0% cash distribution rate.
- Share price return of 20.96% over the year.
- 22.6% of assets invested in Asian debt securities.
- Currency risk reduced by holding 15.4% of assets denominated in US dollars.

(LOGO)
www.equitilink.com
AMEX - FAX

Managed by EquitiLink International Management Limited.

Advised by EquitiLink Australia Limited.

ALL AMOUNTS ARE U.S. DOLLARS UNLESS
         OTHERWISE STATED
letter to Shareholders
-------------------------------------------------------------------------------
Dear Shareholder,                                             December 10, 1999
We are pleased to present this Annual Report which covers the activities of The First Australia Prime Income Fund, Inc. (the Fund) for the twelve months ended October 31, 1999. Included in this report is a review of Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

Investment Performance: Share Price return of 20.96% over the year
The Fund's share price return was 20.96% over the year to October 31, 1999, assuming reinvestment of distributions. The Fund's share price was $6.00 on October 31, 1999, representing a discount to Net Asset Value (NAV) of 3.2%.

The Fund's NAV declined by 5.2% over the year but has increased by 8.8% per annum since inception, assuming reinvestment of distributions and non-participation in rights issues. Higher interest rates in Australia detracted from performance. The Investment Manager believes that bond yields will rally again in the near-term as the fundamentals for Australian and Asian bond markets remain strong. The Fund's NAV per share was $6.20 on October 31, 1999.

Expansion into Asia: 22.6% of assets invested in Asian debt securities
The Fund held a one-for-three rights offering in October 1998 to accelerate Asian bond investment. The offering was well supported by Shareholders, with over-subscription requests amounting to 11% of the offering. In total, $365 million was raised, increasing the assets of the Fund to $2.3 billion on October 31, 1999.

The net proceeds of the offer have been fully invested in the Asian region. Through these investments, the Fund has achieved greater diversification and scope for capital gains, as well as higher yields compared with those currently prevailing in Australia and New Zealand. On October 31, 1999, the Fund held 22.6% of its assets in Asian debt securities. Of the Asian component, 14.0% is held in Yankee bonds, bringing the Fund's total US dollar exposure to 15.4%. In this way, the currency risk of the portfolio has been reduced.

The Fund has maintained a high credit quality. On October 31, 1999, 79% of the Fund's investments were in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions: 12% cash distribution rate
Distributions for the year totaled 72 cents per common share. Based on the share price of $6.00 as of October 31, 1999, the cash distribution rate for the year was 12%. Since all distributions are paid after deducting applicable withholding taxes, the effective yield is higher for those US investors who are able to claim a tax credit.

On March 26, 1999, the Fund announced its intention to maintain its monthly distribution of 6 cents per share for at least the next twelve months, subject to quarterly review.

According to its distribution policy, the Fund may pay distributions in excess of its net income from available realized net capital gains and, to the extent necessary, paid-in capital. Over the year, 100% of the distributions were paid out of ordinary income and net realized capital gains.

                                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------
Year 2000 Compliance
The EquitiLink Group has taken steps to determine that the computer systems and equipment we use can deal with Year 2000 issues and we have sought the same of the Fund's service providers.

For information on the Fund, including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations toll free on 1-800-323-9995 in the United States.

Yours sincerely,

Laurence S. Freedman           Brian M. Sherman
Chairman                       President

(LOGO)
The First
Australia
Prime Income
Fund, Inc.
                                 2

Dividend Reinvestment and Cash
Purchase Plan                       The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------
We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan) which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates;

Convenience - the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

If you would like further information on the Plan, please contact State Street Bank & Trust Company, P.O. Box 8200 Boston, MA 02261 Tel: toll-free on 1-800-451-6788.
                                        3

Report of the Investment Manager    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------
Distributions
Distributions for the year totaled 72 cents per common share. Based on the share price of $6.00 as of October 31, 1999, the cash distribution rate for the year was 12.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective yield is higher for those US investors who are able to claim a tax credit.

On March 26, 1999, the Fund announced its intention to maintain its monthly distribution of 6 cents per share for at least the next twelve months, subject to quarterly review.

According to its distribution policy, the Fund may pay distributions in excess of its net income from available realized net capital gains and, to the extent necessary, paid-in capital. Over the year, approximately 100% of the distributions were paid out of net investment income.

Net Asset Value Performance
The Fund's NAV per share was $6.20 on October 31, 1999. The Fund's NAV declined by 5.2% over the year assuming reinvestment of distributions and non-participation in rights issues. Higher interest rates in Australia detracted from performance. The Investment Manager believes that bond yields will rally again in the near-term as the fundamentals for Australian and Asian bond markets remain strong. Since inception, the Fund's NAV has increased by 8.8% per annum. As of the date of this report, the NAV per share was $6.21.

Share Price
The Fund's total investment return, based on share price and assuming reinvestment of distributions, was 20.96% over the year to October 31, 1999. Since inception the share price return has been 8.6% per annum. On October 31, 1999, the share price was $6.00, representing a discount to NAV of 3.2%. As of the date of this report, the share price was $5.13, representing a 17.4% discount to NAV.

Auction Market Preferred Stock (AMPS)
The Fund's AMPS continued to be well bid with a 5.04% average interest rate over the quarter compared with an average 5.26% for 30-day US Commercial Paper. These rates have increased since the last quarter as the US Federal Reserve has increased interest rates.

Quality of Investments
As of October 31, 1999, 79% of the Fund's investments were in securities where either the issue or the issuer was rated A or better by Standard & Poor's, and Moody's Investors Service Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager.

                     AAA/Aaa      AA/Aa      A      BBB/Baa      BB/Ba        B
October 31, 1999        %           %        %         %           %          %
-------------------------------------------------------------------------------
Total Portfolio       54.9        19.7      4.4      12.3         7.2       1.5
-------------------------------------------------------------------------------

                                   4

Report of the Investment Manager
(continued)                         The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

Geographic Composition/Credit Exposures
The table below shows the geographical composition (i.e. with Yankees reallocated into country of issuance) of the Fund's total investments compared with three months and one year ago:

                                        Asia
                   Australia        (including NZ)          United States
    Date              %                   %                       %
-------------------------------------------------------------------------------
October 31, 1999    75.9                22.6                     1.5
July 31, 1999       76.8                22.0                     1.2
October 31, 1998    96.7                 2.7                     0.6
-------------------------------------------------------------------------------

Currency Composition
The table below shows the currency composition of the Fund's total investments, compared with three months and one year ago:

                     Australian         Asia currencies
                       Dollar            (including NZ)          U.S. Dollar*
       Date              %                    %                       %
-------------------------------------------------------------------------------
October 31, 1999       76.0                  8.6                     15.4
July 31, 1999          76.9                  8.2                     14.9
October 31, 1998       96.7                  0.3                      3.0
-------------------------------------------------------------------------------

* Includes 14.0% Asian Yankee Bonds (13.8% in July)

Interest Rate Exposure
The table below shows the country composition of the Fund's total investments according to interest rate risk compared with three months ago:

                                             Asia
                    Australia            (including NZ)           United States
      Date             %                       %                        %
-------------------------------------------------------------------------------
October 31, 1999      76.0                    8.6                      15.4
July 31, 1999         76.9                    8.2                      14.9
-------------------------------------------------------------------------------

Maturity Composition
On October 31, 1999, the modified duration of the portfolio was 4.0 years. The average maturity of the portfolio was 6.6 years, increased from 4.9 years over the twelve months.

                 Under 3 Years   3 to 5 Years    5 to 10 Years  10 Years & Over
    Date               %              %                 %                %
-------------------------------------------------------------------------------
October 31, 1999     32.6           12.5              46.9              8.0
-------------------------------------------------------------------------------

                                      5

Report of the Investment Manager
(continued)                         The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

Sectoral Composition

The following shows the sectoral composition of the portfolio at October 31, 1999:

                           Domestic Bonds                     US Bonds
                                      Ex-Australia    Ex-Australia
                        Australia         Local          Yankee        United States
                           %                %              %                 %
------------------------------------------------------------------------------------
Government*              20.1              4.2            3.1               0.0
Semi Government**        30.1              0.9            2.1               0.0
Government Bank           0.7              1.3            2.5               0.0
Government Corporation    0.7              0.0            0.0               0.0
Utility                   0.0              0.1            0.6               0.0
Supranational             3.4              0.4            0.0               0.0
Bank/Finance Company***  15.9              1.4            1.6               0.0
Corporate                 5.0              0.0            4.4               1.5
------------------------------------------------------------------------------------

*   Includes government guaranteed debt.
**  Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

Market Review and Outlook           The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

Australia

Economy
The Australian economy has continued to perform strongly over the past year reflecting the benefits of stimulative monetary policy settings, large capital investment projects surrounding the Olympics, the Asian economic recovery, technology advancements and a competitive currency. Inflationary pressures remain subdued although inflation is likely to edge higher through 2000.

The Reserve Bank of Australia is beginning to tighten monetary conditions, reflecting the improvement in the global outlook. It is maintaining a pre-emptive attitude to policy setting, dampening any new inflationary pressure that could emerge in 2000.

Fixed Income
Australian bond yields rose over the year in anticipation of a monetary policy tightening by the Reserve Bank of Australia and in line with the trend in global rates. Ten-year government bond yields increased from 4.97% to 6.63%. In early November, a 0.25% increase in official interest rates occurred, which was less than the market generally expected.

Currency
The Australian dollar strengthened 2.3% against the US dollar over the year. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the period at 63.90 cents.

The resilience of Australian economic growth is a key positive for the currency in the medium-term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.

Asia

Economies
In 1999, the Asian region has staged a successful rebound from the recessed conditions evident last year. Competitive Asian currencies, easy monetary conditions, fiscal stimulus, stronger exports and production have driven the strength of the recovery. So far this has been achieved with limited inflationary pressure evident.

Domestic Bond and Currency Markets
Asian domestic bond markets generally rallied over the year as monetary conditions eased and investor sentiment improved. South Korea was an exception, weakening due to corporate concerns. Daewoo, one of South Korea's largest companies, faced possible bankruptcy. The Fund did not hold and does not hold any Daewoo bonds.

Asian currencies were mixed against the US dollar over the year.

Asian Yankee (US$) Bond Market
US-dollar denominated Asian bonds (Yankees) rallied over the year. Stronger economic growth has improved credit conditions in the region and this has benefited the Yankee bond market.

The credit outlook for both Malaysia and India has recently been raised, which should be positive for Yankees in the medium-term. Since the end of the fiscal year, South Korea's credit rating has been upgraded.

Summary of Key Market RatesD        The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

The following table summarises the movements of key interest rates and currencies over the last three and twelve month periods.

                    October 31, 1999        July 31, 1999      October 31, 1998
-------------------------------------------------------------------------------
Australia
90 day bank bills           5.35%                  4.91%                4.82%
10 year bonds               6.63%                  6.24%                4.97%
Australian Dollar      $    0.64               $   0.65            $    0.62

New Zealand
90 day bank bills           5.29%                  4.75%                4.62%
10 year bonds               7.08%                  6.63%                5.38%
NZ Dollar              $    0.51               $   0.53            $    0.53

South Korea
90 day bank bills           7.26%                  7.52%                8.00%
5 year bond                 9.03%                  8.81%                8.50%
South Korean Won*      KRW  1200               KRW 1204             KRW 1319

Thailand
90 day bank bills           4.00%                  3.25%                6.50%
10 year bond                7.81%                  7.74%                 N/A
Thai Baht*             THB    39               THB   37             THB   37

Philippines
90 day bank bills           9.75%                  9.56%               15.34%
10 year bond               15.31%                 15.00%               18.46%
Philippines Peso*      PHP    40               PHP   39             PHP   40

Hong Kong
90 day bank bills           6.63%                  6.25%                7.25%
5 year bond                 7.04%                  6.88%                7.37%
Hong Kong Dollar*      HK$   7.8               HK$  7.8             HK$  7.7

US$ Yankee Bonds**
South Korea                 8.37%                  8.41%               10.22%
Thailand                    8.02%                  8.37%                9.90%
Philippines                 9.42%                  9.29%               10.54%

* These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.

** Ten-year sovereign issues

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

EquitiLink International Management Limited
December 1999

Portfolio of Investments
October 31, 1999                  The   First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  LONG-TERM INVESTMENTS--120.4%
                  AUSTRALIA--92.4%
                  Government and Semi-Government--53.1%
                  Commonwealth of Australia--30.0%
                  Australia Postal
                    Corp.,
A$       5,000    5.50%, 3/25/04........  $    3,043,810
        22,000    6.00%, 3/25/09........      12,910,845
                  Australian Capital Territory,
        10,000    12.00%, 11/15/01......       7,116,564
                  Commonwealth Bank of Australia,
        10,000    5.50%, 3/1/02.........       6,287,765
         5,000    6.00%, 8/1/03.........       3,138,635
         2,800    7.625%, 8/5/03........       1,831,871
        12,000    5.25%, 12/1/04........       7,198,977
         8,000    6.00%, 9/1/05.........       4,893,391
        10,000    6.75%, 12/1/07........       6,320,914
         4,000    6.25%, 2/10/09........       2,578,999
        20,000    6.25%, 9/1/09.........      12,123,533
                  Commonwealth of Australia,
         5,000    13.00%, 12/15/00......       3,459,061
        30,000    8.75%, 1/15/01........      19,881,680
        48,000    12.00%, 11/15/01......      34,246,747
        50,000    9.50%, 8/15/03........      35,498,508
        55,000    9.00%, 9/15/04........      39,129,665
        20,000    7.50%, 7/15/05........      13,463,781
        20,000    10.00%, 2/15/06.......      15,102,501
        56,000    10.00%, 10/15/07......      43,314,455
        92,000    8.75%, 8/15/08........      67,095,881
       117,000    7.50%, 9/15/09........      79,554,912
        85,000    5.75%, 6/15/11........      50,286,698
                  Northern Territory Authority,
        40,000    12.50%, 7/15/01.......      28,325,980
                                          --------------
                                             496,805,173
                                          --------------
                  New South Wales--4.8%
                  New South Wales Treasury Corporation,
        57,000    12.00%, 12/1/01.......      40,574,484
        25,000    7.00%, 4/1/04.........      16,145,107
        20,000    12.60%, 5/1/06........      16,664,888
        10,000    8.00%, 3/1/08.........       6,828,907
                                          --------------
                                              80,213,386
                                          --------------
                  Queensland--2.7%
                  Queensland Treasury Corporation,
         5,000    8.00%, 5/14/03........       3,357,594
        20,000    6.50%, 6/14/05........      12,726,814
        15,200    6.00%, 7/14/09........       9,097,596
        10,000    6.00%, 10/14/15.......       5,725,217
        27,000    6.00%, 6/14/21........      15,098,344
                                          --------------
                                              46,005,565
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  South Australia--3.6%
                  Electricity Trust of South Australia,
A$       5,000    13.00%, 10/1/05.......  $    4,128,830
                  South Australian
                    Financing Authority,
        40,000    10.00%, 1/15/03.......      28,209,125
        40,000    7.50%, 10/15/07.......      26,500,587
                                          --------------
                                              58,838,542
                                          --------------
                  Tasmania--3.0%
                  Tasmanian Public Finance Corporation,
        28,000    12.50%, 1/15/01.......      19,265,005
        45,000    9.00%, 11/15/04.......      31,541,889
                                          --------------
                                              50,806,894
                                          --------------
                  Victoria--5.7%
                  Treasury Corporation of Victoria,
        36,000    12.50%, 10/15/03......      27,768,865
        50,500    10.25%, 11/15/06......      38,397,363
        25,000    7.50%, 8/15/08........      16,562,307
        20,000    5.50%, 9/15/10........      11,313,805
                                          --------------
                                              94,042,340
                                          --------------
                  Western Australia--3.3%
                  Western Australia Treasury
                    Corporation,
        40,000    10.00%, 7/15/05.......      29,546,877
        36,000    8.00%, 10/15/07.......      24,545,821
                                          --------------
                                              54,092,698
                                          --------------
                  Total long-term
                    Australian
                    government and
                    semi-government
                  (cost
                    US$963,659,783).....     880,804,598
                                          --------------
                  Eurobonds--33.2%
                  Banking and Finance--14.3%
                  Bank Austria AG,
        21,278    10.875%, 11/17/04.....      15,783,476
                  Banque National de Paris,
        14,000    9.00%, 8/13/02........       9,410,616
                  BHP Finance Limited,
         9,000    7.50%, 7/15/05........       5,769,169
                  CitiGroup,
         5,000    14.00%, 1/15/01.......       3,649,379
                  Commonwealth Bank of Australia,
        10,000    9.00%, 8/15/05........       6,971,219
                  Credit Locale de
                    France,
         5,000    10.25%, 4/12/05.......       3,643,181
                  DSL Bank,
        15,000    6.25%, 11/15/06.......       9,062,028
                  Federal National Mortgage
                    Association Global,
        35,000    6.50%, 7/10/02........      22,307,538
        72,065    6.375%, 8/15/07.......      44,239,659

                                       9

Portfolio of Investments
October 31, 1999                  The   First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Eurobonds (cont'd.)
                  Banking and Finance (cont'd.)
                  GE Capital Australia Limited,
A$      10,000    6.50%, 12/3/01........  $    6,408,908
         5,000    6.25%, 8/15/03........       3,144,107
        15,000    6.75%, 9/15/07........       9,367,333
                  GMAC Australia Finance Limited,
         6,500    9.00%, 5/22/01........       4,301,370
                  Jem Bonds Limited,
        10,000    9.00%, 7/15/06........       7,193,038
                  KFW International Finance,
         5,513    9.125%, 7/26/05.......       3,846,909
         9,000    7.25%, 2/20/07........       5,778,177
                  Landesbank Baden
                    Wurttemberg,
        15,000    6.25%, 12/15/04.......       9,265,561
                  National Australia Bank Limited,
        10,000    6.00%, 8/9/02.........       6,302,247
         1,000    6.3478%, 8/15/49......         641,550
                  Northern Territory Authority,
         5,000    10.03%, 8/9/05........       3,653,020
                  Priority Trust,
         2,000    6.00%, 10/15/30.......       1,283,484
                  State Bank of New South Wales,
         5,000    12.25%, 2/26/01.......       3,433,399
        20,000    11.75%, 8/16/01.......      13,878,148
        28,000    10.75%, 3/12/02.......      19,419,320
         6,400    9.00%, 9/17/02........       4,318,248
        10,000    9.25%, 2/18/03........       6,822,821
                  State Bank of South Australia,
        10,000    11.00%, 4/10/02.......       6,987,282
                                          --------------
                                             236,881,187
                                          --------------
                  Semi-Government and Local
                    Government--12.9%
                  New South Wales Treasury
                    Corporation,
        25,000    8.00%, 12/1/01........      16,566,386
        50,000    12.00%, 12/1/01.......      35,379,286
         7,000    10.50%, 12/7/04.......       5,129,401
        10,000    10.00%, 6/6/05........       7,248,682
        25,000    6.50%, 5/1/06.........      15,337,106
        34,000    12.60%, 5/1/06........      28,259,899
         7,000    9.25%, 6/20/06........       4,924,300
        55,600    8.00%, 3/1/08.........      37,558,987
                  Queensland Treasury Corporation,
        25,000    8.00%, 5/14/03........      16,800,768
        20,000    12.00%, 6/15/05.......      16,002,463
        40,000    8.00%, 9/14/07........      27,425,571
                  South Australia Financing Authority,
         5,000    11.25%, 10/23/01......       3,465,710
                                          --------------
                                             214,098,559
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Services--0.2%
                  Compass Master,
A$       5,000    7.09%, 9/15/04........  $    3,197,734
                                          --------------
                  Supranational Global--5.8%
                  Asian Development Bank,
        10,000    5.25%, 9/15/04........       5,974,593
                  EFIC,
        19,000    11.00%, 12/29/04......      14,203,109
                  Eurofima,
        48,170    9.875%, 1/17/07.......      35,296,220
                  European Bank of
                    Reconstruction &
                    Development,
        49,000    9.00%, 10/15/02.......      33,303,601
                  European Investment
                    Bank,
         3,000    10.25%, 10/1/01.......       2,055,219
                  Kingdom of Sweden,
         8,287    7.875%, 4/23/07.......       5,494,215
                                          --------------
                                              96,326,957
                                          --------------
                  Total long-term
                    Australian eurobonds
                  (cost
                    US$609,146,962).....     550,504,437
                                          --------------
                  Corporate Bonds--6.1%
                  Asset Backed--0.1%
                  FANMAC 22,
         1,334    11.40%, 12/15/01......         922,612
                  FANMAC 25,
           366    10.33%, 6/15/02.......         251,631
                                          --------------
                                               1,174,243
                                          --------------
                  Floating Rate Notes*--0.2%
                  Crusade Trust,
         2,395    5.25%, 7/10/29........       1,528,282
                  Initial Corporate Obligation,
         3,000    5.0483%, 9/19/03......       2,061,669
                                          --------------
                                               3,589,951
                                          --------------
                  Services--5.8%
                  ANZ Banking Group,
         5,000    5.50%, 9/15/03........       3,048,690
                  Austran Holdings Incorporated,
         5,000    6.25%, 11/15/02.......       3,207,846
                  Merrill Lynch & Co.
                    Australia,
        10,000    7.625%, 3/15/02.......       6,525,923
                  Sydney Airports Corporation,
         2,000    6.35%, 3/15/04........       1,236,140

                                       10

Portfolio of Investments
October 31, 1999                  The   First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Services (cont'd.)
                  Telstra Corporation,
A$      30,000    12.50%, 11/15/00......  $   20,433,157
        18,000    11.50%, 10/15/02......      12,988,247
         2,000    7.80%, 7/17/03........       1,332,043
         7,000    8.00%, 9/15/04........       4,659,239
        51,000    12.00%, 5/15/06.......      40,821,945
         2,000    8.75%, 1/15/20........       1,482,150
                                          --------------
                                              95,735,380
                                          --------------
                  Total Australian
                    corporate bonds
                  (cost
                    US$107,661,359).....     100,499,574
                                          --------------
                  Total Australian
                    long-term
                    investments
                  (cost US$1,680,468,104)  1,531,808,609
                                          --------------
                  JAPAN--1.2%
                  Government Bonds--1.2%
                  Inchon Metropolitan City,
    JPY500,000    3.70%, 4/26/06........       4,940,342
                  PTT Exploration &
                    Production,
     1,700,000    3.35%, 9/19/07........      15,801,716
                                          --------------
                  Total Japan long-term
                    investments
                  (cost US$19,183,475)..      20,742,058
                                          --------------
                  KOREA--3.6%
                  Government Bonds--3.6%
                  Korea Credit Insurance Fund
 KRW20,000,000    8.72%, 3/12/04........      16,295,456
     2,000,000    15.00%, 7/3/04........       2,020,937
                  Korea Deposit
                    Insurance
                    Fund Bond,
    10,000,000    9.90%, 10/03/03.......       8,556,482
                  Korea Development Bank,
    10,000,000    8.40%, 11/20/01.......       8,486,728
                  Korea Monetary Stabilization
                    Bond,
    14,020,000    7.40%, 12/14/00.......      11,544,462
     5,000,000    6.58%, 1/11/01........       4,051,809
     5,000,000    6.70%, 4/19/01........       4,050,467
                  Korea Treasury Bond,
     5,000,000    7.10%, 12/9/01........       4,129,983
                                          --------------
                  Total Korea long-term
                    investments
                  (cost US$60,800,900)..      59,136,324
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  PHILIPPINES--1.9%
                  Government Bonds--1.9%
                  Philippine Government Bond,
    PHP436,000    14.00%, 1/14/01.......  $   11,168,343
       170,000    11.875%, 6/10/01......       4,221,081
       574,500    18.00%, 11/26/08......      16,143,406
                                          --------------
                  Total Philippines
                    long-term
                    investments
                  (cost US$30,546,212)..      31,532,830
                                          --------------
                  THAILAND--2.1%
                  Government Bonds--2.1%
                  Eastern Water Resources,
     THB95,000    9.00%, 7/22/04........       2,557,002
                  Export-Import Bank of
                    Thailand,
        80,000    7.25%, 5/6/04.........       2,114,775
                  Thailand Government Bonds,
        50,000    5.25%, 3/5/03.........       1,290,225
        70,000    8.25%, 10/14/03.......       1,968,514
       658,100    8.50%, 10/14/05.......      18,427,123
       244,000    8.00%, 12/8/06........       6,556,800
        90,000    8.50%, 12/8/08........       2,431,897
                                          --------------
                  Total Thailand long-
                    term investments
                  (cost US$36,409,007)..      35,346,336
                                          --------------
                  UNITED STATES--19.2%
                  ASAT Finance LLC,
US$      5,000    12.50%, 11/1/06.......       4,950,000
                  Bangkok Bank Public Company,
         6,000    8.75%, 3/15/07........       4,980,000
         4,500    9.025%, 3/15/29.......       3,010,000
                  Bangkok Sentral Ng
                    Philipinas,
         4,000    8.60%, 6/15/27........       3,177,404
                  Commerce Asset Holding
                    Company
         6,500    Zero Coupon,
                    6/17/02.............       4,972,500
                  Dao Heng Bank Limited,
        14,000    7.75%, 1/24/07........      12,291,719
                  Export-Import Bank Korea,
        10,000    7.10%, 3/15/07........       9,724,700
                  Globe Telecom Incorporated,
         5,500    13.00%, 8/1/09........       5,780,994
                  Honam Oil Refinery
                    Company Limited,
         6,000    7.125%, 10/15/05......       5,546,250

                                       11

Portfolio of Investments
October 31, 1999                  The   First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  UNITED STATES (cont'd.)
                  Industrial Bank of Korea,
US$     20,000    8.375%, 9/30/02.......  $   19,987,500
                  International Bank of
                    Reconstruction &
                    Development,
         5,000    5.50%, 5/14/03........       3,103,172
                  Kingdom of Thailand,
         3,000    7.07%, 9/30/13........       2,614,620
                  Kookmin Bank,
         6,000    6.66375%, 12/30/06....       5,160,000
                  Korea Development Bank,
        14,000    7.125%, 4/22/04.......      13,510,000
         5,000    6.75%, 12/1/05........       4,676,400
                  Korea Electric Power
                    Corporation,
        16,000    10.00%, 4/1/01........      16,521,792
         5,000    7.75%, 4/1/13.........       4,486,005
                  LG Caltex Oil Corporation,
         5,500    7.875%, 7/1/06........       5,172,750
         8,500    7.50%, 7/15/07........       7,798,750
                  Malaysia,
        18,500    8.75%, 6/1/09.........      18,740,685
                  National Power Corporation,
         8,000    8.40%, 12/15/16.......       6,389,120
         8,500    9.625%, 5/15/28.......       6,962,605
                  Petroliam Nasional Berhad,
         3,000    7.125%, 10/18/06......       2,824,446
         7,000    7.75%, 8/15/15........       6,011,180
         5,000    7.625%, 10/15/26......       4,323,765
                  PTT Exploration & Production,
        20,500    7.625%, 10/1/06.......      19,185,000
                  Reliance Industries Limited,
        19,000    10.25%, 1/15/97.......      15,483,106
                  Republic of
                    Philippines,
        26,500    9.875%, 1/15/19.......      25,209,450
         2,500    9.50%, 10/21/24.......       2,521,875
                  Republic of South Korea,
        16,000    8.875%, 4/15/08.......      16,708,400
                  Samsung Electronics
                    America
                    Incorporated,
        18,500    9.75%, 5/1/03.........      19,044,686
                  Shinhan Bank,
        10,000    7.25%, 6/26/02........       9,450,000
                  Sterlite Industries Limited,
         6,000    6.58125%, 6/5/07......       4,581,600
                  Telekom Malaysia,
         9,000    7.875%, 8/1/25........       7,788,933
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Tenaga Nasional Berhad,
US$      7,000    7.20%, 4/29/07........  $    6,087,409
         1,000    7.625%, 4/29/07.......         915,350
         7,000    7.50%, 1/15/96........       4,879,420
                  Windsor Petroleum
                    Transport
                    Corporation,
         4,000    7.84%, 1/15/21........       3,060,000
                                          --------------
                  Total United States
                    long-term
                    investments
                  (cost
                    US$316,594,647).....     317,631,586
                                          --------------
                  Total long-term investments
                  (cost US$2,144,002,345)  1,996,197,743
                                          --------------
                  SHORT-TERM INVESTMENTS--13.2%
                  Australia--10.9%
                  Demand Deposits--4.0%
                  Banque National de Paris,
A$     102,408    Zero Coupon,
                    12/31/99............      65,535,924
                  State Street Call Deposit,
            28    Zero Coupon,
                    12/31/99............          17,678
                                          --------------
                  Total Australian
                    demand
                    deposit
                    (cost
                    US$65,922,703)......      65,553,602
                                          --------------
                  Government and Semi-Government--4.3%
                  Commonwealth of Australia--2.3%
                  Commonwealth of Australia,
        54,900    13.00%, 7/15/00.......      37,066,113
                                          --------------
                  New South Wales--0.2%
                  New South Wales Treasury
                    Corporation,
         5,000    7.00%, 2/1/00.........       3,212,965
                                          --------------
                  South Australia--1.2%
                  South Australian
                    Financing Authority,
        30,000    12.50%, 10/15/00......      20,391,784
                                          --------------
                  Tasmania--0.6%
                  Tasmanian Public
                    Finance Corporation,
        15,000    8.25%, 11/15/99.......       9,607,698
                                          --------------
                  Total Australian government
                    and semi-government
                  (cost US$91,986,006)..      70,278,560
                                          --------------

                                       12

Portfolio of Investments
October 31, 1999                  The   First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Eurobonds--2.6%
                  Banking and Finance--2.5%
                  Commerzbank Overseas
                    Finance,
A$       5,000    10.50%, 1/19/00.......  $    3,231,498
                  Federal National Mortgage
                    Association Global,
        60,000    5.75%, 9/5/00.........      38,395,927
                                          --------------
                                              41,627,425
                                          --------------
                  Supranational Global--0.1%
                  Finnish Eksport
                    Credit,
         2,925    9.25%, 12/30/99.......       1,881,550
                                          --------------
                  Total Australian
                    eurobonds
                    (cost
                    US$44,236,471)......      43,508,975
                                          --------------
                  Corporate Bonds--0.0%
                  Services--0.0%
                  Macquarie Bank Limited,
         1,000    9.75%, 8/1/00
                    (cost US$730,136)...         659,347
                                          --------------
                  Total Australian
                    short-
                    term investments
                    (cost
                    US$202,875,316).....     180,000,484
                                          --------------
                  Korea--0.0%
                  Government Bond--0.0%
                  Republic of South Korea,
    KRW500,000    7.494%, 11/3/99
                    (cost $425,911).....         416,957
                                          --------------
                  New Zealand--0.3%
                  Demand Deposit--0.0%
                  New Zealand Call Deposit,
           586    5.60%, 12/31/99.......         297,857
                                          --------------
                  Eurobond--0.3%
                  International Bank of
                    Reconstruction &
                    Development,
NZ$     10,000    7.00%, 9/18/00........       5,128,732
                                          --------------
                  Total New Zealand
                    short-term investments
                  (cost US$5,709,679)...       5,426,589
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Philippines--0.4%
                  Government Bonds--0.4%
                  Philippine Government
                    Bonds,
                  Zero Coupon,
    PHP100,000    12/15/99..............  $    2,461,615
       167,000    Zero Coupon, 3/1/00...       4,028,681
                                          --------------
                  Total Philippines
                    short-term
                    investments
                    (cost
                    US$6,586,798).......       6,490,296
                                          --------------
                  United States--1.6%
US$     26,252    Repurchase Agreement,
                    State Street Bank &
                    Trust Company, 5.5%
                    due 11/1/99 in the
                    amount of
                    $26,263,053 (cost
                    $26,252,005; collat-
                    eralized by
                    $26,580,000 United
                    States Treasury
                    Bonds, due 7/31/01;
                    value including ac-
                    crued interest -
                    US$26,779,350)......      26,252,005
                                          --------------
                  Total short-term investments
                  (cost
                    US$241,849,709).....     218,586,331
                                          --------------
                  Total Investments--133.6%
                    (cost US$2,385,852,054;
                    Note 3)                2,214,784,074
                  Other assets in excess
                    of
                    liabilities--2.6%...      42,580,667
                  Liquidation value of
                    preferred
                    stock--(36.2%)......    (600,000,000)
                                          --------------
                  Net Assets Applicable
                    to Common
                    Shareholders--100%..  $1,657,364,741
                                          --------------
                                          --------------
                  Net asset value per
                    common share
                    ($1,657,364,741 /
                    267,377,298 shares
                    of common stock is-
                    sued and
                    outstanding)........  $         6.20
                                          --------------
                                          --------------

---------------
* The interest rate reflected for floating rate notes is the rate in effect at October 31, 1999.
                                       13

Statement of Assets and
Liabilities October 31, 1999         The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $2,385,852,054)..............................................   $2,214,784,074
Foreign currency, at value (cost $32,035,188)............................................       32,626,320
Interest receivable......................................................................       51,009,419
Receivable for investments sold..........................................................       18,279,835
Forward currency contracts-amount receivable from counterparties.........................        2,019,826
Cash deposits with broker for futures contracts..........................................          600,000
Due from broker-variation margin.........................................................          874,842
Other assets.............................................................................          264,697
                                                                                            --------------
    Total assets.........................................................................    2,320,459,013
                                                                                            --------------
Liabilities
Bank overdraft...........................................................................        4,306,046
Payable for investments purchased........................................................       32,411,527
Dividends payable-common stock...........................................................       16,042,638
Withholding taxes payable................................................................        2,788,711
Forward currency contracts-amount payable to counterparties..............................        1,998,017
Accrued expenses and other liabilities...................................................        1,808,727
Dividends payable-preferred stock........................................................        1,505,658
Investment management fee payable........................................................        1,157,255
Unrealized depreciation on interest rate and currency swaps..............................          846,979
Administration fee payable...............................................................          228,714
                                                                                            --------------
    Total liabilities....................................................................       63,094,272
                                                                                            --------------
Total Net Assets.........................................................................   $2,257,364,741
                                                                                            --------------
                                                                                            --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 267,377,298 shares).........................   $    2,673,773
    Paid-in capital in excess of par.....................................................    2,041,268,207
  Preferred stock ($.01 par value per share and $25,000 liquidation value per share
    applicable to 24,000 shares; Note 4).................................................      600,000,000
                                                                                            --------------
                                                                                             2,643,941,980
  Distributions in excess of net investment income.......................................      (20,337,026)
  Accumulated net realized gains on investments..........................................        2,422,519
  Net unrealized appreciation on investments.............................................       31,910,156
  Accumulated net realized and unrealized foreign exchange losses........................     (400,572,888)
                                                                                            --------------
  Total net assets.......................................................................   $2,257,364,741
                                                                                            --------------
                                                                                            --------------
  Net assets applicable to common shareholders...........................................   $1,657,364,741
                                                                                            --------------
                                                                                            --------------
Net asset value per common share:
  ($1,657,364,741 / 267,377,298 shares of
  common stock issued and outstanding)...................................................            $6.20
                                                                                            --------------
                                                                                            --------------

                                       14

Statement of Operations              The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                                             October 31,
Net Investment Income                                                                            1999
                                                                                             ------------
Income
  Interest (net of foreign withholding taxes of $10,347,643)..............................   $196,183,027
                                                                                             ------------
Expenses
  Investment management fee...............................................................     12,366,523
  Custodian's fees and expenses...........................................................      2,830,000
  Administration fee......................................................................      2,638,126
  Auction agent's fees and broker commissions.............................................      1,670,000
  Shareholder relations and communications................................................        920,000
  Transfer agent's fees and expenses......................................................        650,000
  Directors' fees and expenses............................................................        605,000
  Independent accountant's fees and expenses..............................................        230,000
  Legal fees and expenses.................................................................        200,000
  Insurance expense.......................................................................        182,000
  Miscellaneous...........................................................................         40,118
                                                                                             ------------
  Total operating expenses................................................................     22,331,767
                                                                                             ------------
Net investment income.....................................................................    173,851,260
                                                                                             ------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gain on:
  Investment transactions.................................................................     38,680,272
  Financial futures contracts.............................................................        719,555
                                                                                             ------------
                                                                                               39,399,827
                                                                                             ------------
Net change in unrealized appreciation (depreciation) on:
  Investments.............................................................................    (83,101,609)
  Interest rate and currency swaps........................................................       (846,979)
  Financial futures contracts.............................................................        155,286
                                                                                             ------------
                                                                                              (83,793,302)
                                                                                             ------------
Net loss on investments...................................................................    (44,393,475)
                                                                                             ------------
Net increase in total net assets from operations before net foreign exchange losses.......    129,457,785
Net realized and unrealized foreign exchange losses.......................................    (47,603,693)
                                                                                             ------------
Net Increase In Total Net Assets
Resulting From Operations.................................................................   $ 81,854,092
                                                                                             ------------
                                                                                             ------------

                                       15

Statement of Cash Flows              The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                             Year Ended
Increase (Decrease) in Cash                                                                  October 31,
(Including Foreign Currency)                                                                    1999
                                                                                           ---------------
Cash flows used for operating activities
  Interest received (net of foreign withholding taxes)..................................   $   189,601,738
  Expenses paid.........................................................................       (21,405,103)
  Proceeds from sales of short-term portfolio investments, net..........................       (19,986,207)
  Purchases of long-term portfolio investments..........................................    (2,193,178,850)
  Proceeds from sales of long-term portfolio investments................................     1,970,058,024
  Other.................................................................................          (129,992)
                                                                                           ---------------
    Net cash used for operating activities..............................................       (75,040,390)
                                                                                           ---------------
Cash flows provided from financing activities
  Dividends and distributions paid to preferred shareholders............................       (29,888,050)
  Dividends and distributions paid to common shareholders...............................      (187,803,355)
  Net proceeds from rights offering.....................................................       365,420,287
                                                                                           ---------------
    Net cash provided from financing activities.........................................       147,728,882
                                                                                           ---------------
Effect of changes in exchange rate......................................................       (45,148,933)
                                                                                           ---------------
Net increase in cash....................................................................        27,539,559
  Cash at beginning of year.............................................................           780,715
                                                                                           ---------------
  Cash at end of year...................................................................   $    28,320,274
                                                                                           ---------------
                                                                                           ---------------
Reconciliation of Net Increase in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Used For
Operating Activities
Net increase in total net assets resulting from operations..............................   $    81,854,092
                                                                                           ---------------
  Increase in investments...............................................................      (252,226,499)
  Net realized gain on investment transactions..........................................       (39,399,827)
  Increase in receivable for investments sold...........................................       (18,279,835)
  Increase in cash deposits with broker for futures contracts...........................          (600,000)
  Increase in forward currency contracts receivable.....................................           (18,360)
  Increase in appreciation on currency swap transactions................................          (874,842)
  Net change in unrealized appreciation on investments..................................        84,384,434
  Net realized and unrealized foreign exchange losses...................................        47,603,693
  Increase in interest receivable.......................................................        (6,853,524)
  Net increase in other assets..........................................................          (129,992)
  Increase in payable for investments purchased.........................................        28,301,371
  Increase in accrued expenses and other liabilities....................................         1,198,899
                                                                                           ---------------
    Total adjustments...................................................................      (156,894,482)
                                                                                           ---------------
Net cash used for operating activities..................................................   $   (75,040,390)
                                                                                           ---------------
                                                                                           ---------------

                                       16

Statement of Changes in Net Assets   The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                                    October 31,
Increase (Decrease)                                                       --------------------------------
in Total Net Assets                                                            1999              1998
                                                                          --------------    --------------
Operations
  Net investment income................................................   $  173,851,260    $  159,330,220
  Net realized gains on investment transactions........................       39,399,827        38,070,936
  Net change in unrealized depreciation on investments.................      (83,793,302)      (44,145,814)
                                                                          --------------    --------------
  Net increase in total net assets resulting from operations before net
    foreign exchange losses............................................      129,457,785       153,255,342
  Net realized and unrealized foreign exchange losses..................      (47,603,693)     (275,093,837)
                                                                          --------------    --------------
Net increase/decrease in total net assets resulting from operations....       81,854,092      (121,838,495)
                                                                          --------------    --------------
Dividends from net investment income
  Common shares........................................................     (163,686,312)      (99,121,808)
  Preferred shares.....................................................      (25,677,478)      (32,832,845)
                                                                          --------------    --------------
                                                                            (189,363,790)     (131,954,653)
                                                                          --------------    --------------
Distributions from net realized capital gains
  Common shares........................................................      (28,475,021)      (41,090,710)
  Preferred shares.....................................................       (4,395,043)               --
                                                                          --------------    --------------
                                                                             (32,870,064)      (41,090,710)
                                                                          --------------    --------------
Fund share transactions:
  Net proceeds from rights offering of Fund shares.....................      365,420,287                --
  Dividend reinvestment................................................        4,182,612                --
                                                                          --------------    --------------
                                                                             369,602,899                --
                                                                          --------------    --------------
Total increase/decrease................................................      229,223,137      (294,883,858)
Total Net Assets
Beginning of year......................................................    2,028,141,604     2,323,025,462
                                                                          --------------    --------------
End of year(a).........................................................   $2,257,364,741    $2,028,141,604
                                                                          --------------    --------------
                                                                          --------------    --------------
(a) Including undistributed net investment income of...................   $     --          $    4,605,692
                                                                          --------------    --------------

                                       17

Notes to Financial Statements        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar-denominated debt securities of Australian banks and federal and state governmental and corporate entities and companies, and in Australian dollar denominated global or Euro Bonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of Asian country issuers, including securities issued by Asian country governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian country currency. The Fund may also invest in debt securities of other issuers, denominated in, or linked to, the currency of an Asian country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate or substitute for the currency of an Asian country; in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand; and in U.S. debt securities. It is the Fund's policy to limit its investments, as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgement, of equivalent quality. On September 9, 1999, the Board of Directors of the Fund voted to expand the investment policies of the Fund to allow investments in U.S. dollar-denominated securities issued by companies which are not domiciled in an Asian country, if the issuing company is wholly-owned by an Asian country company and the Asian country company guarantees the security issued by its subsidiary. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's sub-custodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.
Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
   Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations
                                       18

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   Foreign Currency Translation: Australian dollar ('A$), New Zealand dollar ('NZ$) and Asian dollar amounts are translated into United States dollars on the following basis:
     (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;
     (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 1999. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.
   Net realized and unrealized foreign exchange losses of $47,603,693 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 1999 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at October 31, 1999 was US$0.6390 to A$1.00 for the Australian dollar.
                                       19

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.
   Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin. Subsequent payments, known as 'variation margin, are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
   The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
   Interest Rate and Currency Swap: An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.
   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market to reflect the market value of the swap. When the swap is
                                       20

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
   The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.
   Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.
   Taxes: For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.
   Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.
   Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. To reflect reclassifications arising from permanent book/tax differences for the fiscal year ended October 31, 1999, the Fund decreased undistributed net investment income by $9,430,188, decreased accumulated net realized gains on investments by $7,338,341, increased accumulated net realized foreign exchange gains by $16,761,648 and increased paid-in capital in excess of par by $6,881. Net realized gains and net assets were not affected by this change.

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
Note 2. Agreements
   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager), EquitiLink Australia Limited (the 'Investment Adviser) and Prudential Investments Fund Management LLC (the 'Administrator). The Investment Manager and the Investment Adviser are affiliated companies.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.
   The Investment Manager pays fees to the Investment Adviser for services rendered. The Investment Manager informed the Fund that it paid $5,352,389 to the Investment Adviser during the fiscal year ended October 31, 1999.
   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year, the Administrator remitted $240,000 to Professional Consulting Services Limited for administrative services provided.
Note 3. Portfolio Securities
   Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 1999 aggregated $2,222,822,207 and $1,948,938,032, respectively.
   The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB549,515,918 and pays interest at a rate of 3.35% based on a notional amount of JPY1,700,000,000. Net receipts on payments of such amounts are exchanged semi-annually. At October 31, 1999 the unrealized depreciation on currency swaps was $846,979. The swaps are scheduled to terminate on April 26, 2006.
                                       22

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   At October 31, 1999 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                                Value at
            Foreign Currency                   Settlement          Current
              Sale Contract                  Date Receivable        Value        Depreciation
-----------------------------------------    ---------------     -----------     ------------
Thailand Baht
  expiring 11/29/99                            $34,828,146       $36,826,163      $1,998,017
                                             ---------------     -----------     ------------
                                             ---------------     -----------     ------------

                                                Value at
            Foreign Currency                   Settlement          Current
            Purchase Contract                 Date Payable          Value        Appreciation
-----------------------------------------    ---------------     -----------     ------------
Philippine Peso
  expiring 01/21/00                            $ 5,709,000       $ 5,729,608      $   20,608
Thailand Baht
  expiring 11/29/99                             29,020,556        31,019,774       1,999,218
                                             ---------------     -----------     ------------
                                               $34,729,556       $36,749,382      $2,019,826
                                             ---------------     -----------     ------------
                                             ---------------     -----------     ------------

   During the year ended October 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at October 31, 1999 are as follows:

                                                Value at        Value at         Unrealized
Number of                       Expiration        Trade        October 31,      Appreciation/
Contracts          Type            Date           Date            1999         (Depreciation)
---------     --------------    -----------    -----------     -----------     ---------------
   Short position:
    55        U.S. Treasury       10 year      $ 6,040,299     $ 6,034,531        $   5,768
   170        U.S. Treasury       10 year       19,503,569      19,310,938          192,631
    15        U.S. Treasury       10 year        1,700,981       1,703,906           (2,925)
                                                                               ---------------
                                                                                  $ 195,474
                                                                               ---------------
                                                                               ---------------
   Long position:
   250        U.S. Treasury       5 year       $27,028,469     $26,988,281        $ (40,188)
                                                                               ---------------
                                                                               ---------------

   The United States federal income tax basis of the Fund's investments at October 31, 1999 was $2,182,202,677 and accordingly, net unrealized appreciation for United States federal income tax purposes was $32,581,397 (gross unrealized appreciation--$60,279,409; gross unrealized depreciation--$27,698,012).
Note 4. Capital
   There are 400 million shares of common stock authorized. Of the 267,377,298 common shares outstanding at October 31, 1999, the Investment Manager owned 86,841 shares.
   In connection with a rights offering, shareholders of record on September 25, 1998 were issued one-third of a non-transferable right for each full share of common stock owned, entitling
                                       23

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date (October 22, 1998) or the average market value on that date and the four business days preceding the expiration date. On November 2, 1998 the Fund issued 71,991,921 shares of common stock at $5.30 per share and estimated rights offering costs of $1,828,500 ($.01 per share) and brokerage and dealer-manager commissions of $14,308,394 ($.02 per share) were charged to paid-in capital of the common shareholders resulting in net proceeds to the Fund of $365,420,287. The net asset value per share of the Fund's common shareholders was reduced by approximately $.61 per share as a result of this share issuance. Prudential Securities Incorporated, an affiliate of the Administrator, earned approximately $4,100,000 of the aforementioned commissions with respect to its participation in the rights offering.
   During the fiscal years ended October 31, 1999 and 1998 the Fund issued 641,049 and 0 shares, respectively in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.
   The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock) outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.
   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.25% to 5.69% during the fiscal year ended October 31, 1999. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.
   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
Note 5. Dividends And Distributions
   On November 15, 1999 and December 13, 1999 the Board of Directors of the Fund declared distributions from ordinary income of $.06 per common share payable on December 14, 1999 and January 14, 2000 to shareholders of record on November 30, 1999 and December 31, 1999, respectively.
   Subsequent to October 31, 1999, dividends and distributions declared and paid on Preferred Stock totalled approximately $3,817,450 for the nine outstanding preferred share series in the aggregate through December 10, 1999.

Financial Highlights                 The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                 Years Ended October 31,
                                                          ----------------------------------------------------------------------
                                                            1999*          1998*          1997*          1996*          1995*
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year...    $    7.33      $     8.85     $     9.93     $     9.36     $     8.82
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income.................................          .67             .82            .87            .87            .93
Net realized and unrealized gain (loss) on investments
  and foreign currencies..............................         (.35)          (1.45)          (.96)          1.13           1.16
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations....................          .32            (.63)          (.09)          2.00           2.09
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income to preferred
  shareholders........................................         (.10)           (.17)          (.17)          (.14)          (.17)
Dividends from net investment income to common
  shareholders........................................         (.63)           (.51)          (.82)          (.83)          (.83)
Distributions from net capital and currency gains to
  preferred shareholders..............................         (.02)             --             --           (.02)          (.01)
Distributions from net capital and currency gains to
  common shareholders.................................         (.09)           (.21)            --           (.03)          (.15)
                                                          ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions...................         (.84)           (.89)          (.99)         (1.02)         (1.16)
                                                          ----------     ----------     ----------     ----------     ----------
Capital charge in respect to issuance of shares.......         (.61)             --             --           (.41)          (.39)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value per common share, end of year.........    $    6.20      $     7.33     $     8.85     $     9.93     $     9.36
                                                          ----------     ----------     ----------     ----------     ----------
                                                          ----------     ----------     ----------     ----------     ----------
Market price per common share, end of year............    $    6.00      $    5.625     $    8.125     $     8.94     $     9.31
                                                          ----------     ----------     ----------     ----------     ----------
                                                          ----------     ----------     ----------     ----------     ----------
TOTAL INVESTMENT RETURN BASED OND:
Market value..........................................        20.96 %        (23.19)%        (0.42)%         5.59%          8.78%
Net asset value.......................................        (5.15)%         (8.10)%        (2.37)%        16.73%         18.54%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD............................................         1.26 %          1.47%          1.25%          1.29%          1.47%
Net investment income available to common
  shareholders........................................         8.34 %          8.51%          7.39%          7.71%          8.96%
Portfolio turnover rate...............................           89 %            61%            85%            63%            50%
Net assets of common shareholders, end of year (000
  omitted)............................................    $1,657,365     $1,428,142     $1,723,025     $1,931,894     $1,452,205
Average net assets of common shareholders (000
  omitted)............................................    $1,775,894     $1,485,690     $1,848,378     $1,627,916     $1,201,383
Senior securities (preferred stock) outstanding (000
  omitted)............................................    $ 600,000      $  600,000     $  600,000     $  600,000     $  475,000
Asset coverage of preferred stock at year-end.........          376 %           338%           387%           422%           406%

---------------
    * Calculated based upon weighted average shares outstanding during the year. D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
   DD Includes expenses of both preferred and common stock.
Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are .95%, .95%, .94%, 1.05% and 1.05%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 9.79%, 10.72%, 9.17%, 9.16% and 10.83%, respectively. Ratios to average net assets of preferred stock dividends are 1.45%, 2.21%, 1.78%, 1.45% and 1.87%, respectively.
NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.
                                       26

Report of Independent Accountants    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The First Australia Prime Income Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Prime Income Fund, Inc. (the 'Fund) at October 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 14, 1999
                                       27

Federal Tax Information:
Dividends and Distributions          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1999, the Fund paid dividends from net investment income. These dividends do not qualify for the 70% dividends received deduction for corporations. The Fund also paid distributions from long-term capital gains which are taxable as such.
   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                                    Net
                                                                                 Dividends
                                                             Foreign                and
                                            Gross             Taxes            Distributions
                  Common Shares            Amount              Paid                 Paid
                  ---------------------------------------------------------------------------
                  Ordinary Income:
                    Foreign Source        $   .6532           $.0360             $    .6172
                    United States             .0091               --                  .0091
                  Capital Gains:
                    ShortTerm                 .0667               --                  .0667
                    LongTerm                  .0270               --                  .0270
                                          ---------       --------------       --------------
                                          $   .7560           $.0360             $    .7200
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Preferred Shares
                  ---------------------------------------------------------------------------
                  Series A:
                  Ordinary Income:
                    Foreign Source        $1,122.73           $47.61             $ 1,075.12
                    United States             15.90               --                  15.90
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,321.76           $47.61             $ 1,274.15
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series B:
                  Ordinary Income:
                    Foreign Source        $1,143.41           $48.49             $ 1,094.92
                    United States             16.19               --                  16.19
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,342.73           $48.49             $ 1,294.24
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------

                                       28

Federal Tax Information:
Dividends and Distributions
(continued)                        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                    Net
                                                                                 Dividends
                                                             Foreign                and
                                            Gross             Taxes            Distributions
                  Preferred Shares         Amount              Paid                 Paid
                  ---------------------------------------------------------------------------
                  Series C:
                  Ordinary Income:
                    Foreign Source        $1,021.50           $43.32             $   978.18
                    United States             14.47               --                  14.47
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,219.10           $43.32             $ 1,175.78
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series D:
                  Ordinary Income:
                    Foreign Source        $1,136.16           $48.18             $ 1,087.98
                    United States             16.09               --                  16.09
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,335.38           $48.18             $ 1,287.20
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series E:
                  Ordinary Income:
                    Foreign Source        $1,065.52           $45.18             $ 1,020.34
                    United States             15.09               --                  15.09
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,263.74           $45.18             $ 1,218.56
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series F:
                  Ordinary Income:
                    Foreign Source        $1,045.23           $44.32             $ 1,000.91
                    United States             14.80               --                  14.80
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,243.16           $44.32             $ 1,198.84
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series G:
                  Ordinary Income:
                    Foreign Source        $1,066.84           $45.24             $ 1,021.60
                    United States             15.11               --                  15.11
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,265.08           $45.24             $ 1,219.84
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------

                                       29

Federal Tax Information:
Dividends and Distributions
(continued)                      The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                    Net
                                                                                 Dividends
                                                             Foreign                and
                                            Gross             Taxes            Distributions
                  Preferred Shares         Amount              Paid                 Paid
                  ---------------------------------------------------------------------------
                  Series H:
                  Ordinary Income:
                    Foreign Source        $1,091.74           $46.30             $ 1,045.44
                    United States             15.46               --                  15.46
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,290.33           $46.30             $ 1,244.03
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series I:
                  Ordinary Income:
                    Foreign Source        $1,078.59           $45.74             $ 1,032.85
                    United States             15.28               --                  15.28
                  Capital Gains:
                    LongTerm                 183.13               --                 183.13
                                          ---------       --------------       --------------
                                          $1,277.00           $45.74             $ 1,231.26
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------

   Although the Fund has made the election required to make this foreign tax credit or deduction available to you, the amount of allowable tax credit is subject to Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.
   In January 2000 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 1999 federal income tax returns.
                                       30

Other Information                    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.
   In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.
   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.
   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.
   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.
   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

Other Information (continued)        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
Year 2000 Compliance Disclosure
   Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.
   The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to address that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors                             Officers
Laurence S. Freedman, Chairman        Brian M. Sherman, President
Anthony E. Aaronson                   Laurence S. Freedman, Vice President
David Lindsay Elsum                   David Manor, Treasurer
Rt. Hon. Malcolm Fraser               Roy M. Randall, Secretary
Michael R. Horsburgh                  Ouma Sananikone-Fletcher,
Harry A. Jacobs, Jr                    Assistant Vice President and
Howard A. Knight                       Chief Investment Officer
David Manor                           Barry G. Sechos, Assistant Treasurer
Neville J. Miles                      Peter W. Fortner, Assistant Treasurer
Peter J. O'Connell                    Allan S. Mostoff, Assistant Secretary
William J. Potter                     Margaret A. Bancroft, Assistant Secretary
Peter D. Sacks                        Sander Bieber, Assistant Secretary
Anton E. Schrafl
John T. Sheehy
Brian M. Sherman
Marvin Yontef

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Prime Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

INVESTMENT MANAGER
EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey, JE4 5XB Channel Islands

INVESTMENT ADVISER
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

AUCTION AGENT
The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

INDEPENDENT ACCOUNYANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street N.W.
Washington, D.C. 20006-2401

Stikeman, Elliott
Level 40, Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

            Gateway Center Three
             100 Mulberry Street
            Newark, NJ 07102-4077
For information call toll-free (800) 522-5465
            Collect (973) 367-7403
Or for information regarding net asset value
               (800) 451-6788

The common shares of The First Australia Prime Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                            1-800-323-9995
318653102